Exhibit 10.2

Execution Version

CURATIVE AGREEMENT

This CURATIVE AGREEMENT (this “Agreement”) dated as of September 24,  2019, is between TRANSOCEAN INC., a Cayman Islands exempted company (the “Borrower”), and CITIBANK, N.A., as administrative agent for the Lenders (as defined below) under the below described Credit Agreement (in such capacity, the “Administrative Agent”).

INTRODUCTION

A. The Borrower, the Administrative Agent, Citibank, N.A., in its capacity as collateral agent, and the lenders and issuing banks party thereto from time to time (the “Lenders”) are parties to that certain Credit Agreement dated as of June 22, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”;  capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement as amended hereby).

B.The parties hereto desire to enter into this agreement pursuant to clause (i) of the second proviso of Section 10.11 of the Credit Agreement.

C. Pursuant to clause (i) of the second proviso of Section 10.11 of the Credit Agreement, notice and a copy of this Agreement was posted to an Electronic System by the Administrative Agent at or prior to 5:00 P.M. EDT on September 16, 2019 (the “Notice”).

D.Lenders constituting the Required Lenders have not delivered written notice to the Administrative Agent of their objection to this Agreement as of the date hereof, being more than five (5) Business Days following the effective receipt by the Lenders pursuant to Section 10.7 of the Credit Agreement of the Notice.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. Effective on and as of the date hereof, Schedule 1.1-C to the Credit Agreement is hereby amended and restated in its entirety in the form set out on Annex A hereto.

Section 2. Acceptance. By virtue of the failure of the Required Lenders to object to this Agreement on or prior to the date hereof, each Lender confirms, ratifies and acknowledges its Commitments as set forth on Schedule 1.1-C of the Credit Agreement as amended hereby.

Section 3. Acknowledgment. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

Section 4. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or other electronic signature acceptable to the Administrative Agent (it being agreed signatures delivered via .pdf copies pursuant to electronic mail are acceptable) and all such signatures shall be effective as originals.

Section 5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 6. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement.

Section 7. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.14 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE AS IF SET FORTH HEREIN IN ITS ENTIRETY AND SHALL APPLY MUTATIS MUTANDIS TO THIS AGREEMENT.

Section 8. Entire Agreement.  THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES HERETO RELATING TO THE MATTERS ADDRESSED BY THIS AGREEMENT.

[Signature pages follow.]

EXECUTED to be effective as of the date first above written.

BORROWER:

TRANSOCEAN INC.

By: /s/ C. Stephen McFadin

Name: C. Stephen McFadin

Title: President

Signature Page to Curative Agreement

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent

By: /s/ Maureen P. Maroney

Name: Maureen P. Maroney

Title:  Vice President

Signature Page to Curative Agreement

 ANNEX A.

Schedule 1.1-C

COMMITMENT AMOUNTS AS OF SEPTEMBER 24, 2019

PART I. Lender	Commitment	Percentage
Citibank, N.A.	$175,000,000	13.513514%
Citicorp North America, Inc.	$25,000,000	1.930502%
Wells Fargo Bank, National Association	$182,500,000	14.092664%
Goldman Sachs Bank USA	$182,500,000	14.092664%
DNB Capital LLC	$125,000,000	9.652510%
Morgan Stanley Senior Funding, Inc.	$125,000,000	9.652510%
Nordea Bank ABP New York Branch	$100,000,000	7.722008%
Crédit Agricole Corporate and Investment Bank	$100,000,000	7.722008%
Skandinaviska Enskilda Banken AB (publ)	$95,000,000	7.335907%
Barclays Bank PLC	$75,000,000	5.791506%
SpareBank 1 SR-Bank ASA	$65,000,000	5.019305%
NIBC Bank N.V.	$35,000,000	2.702703%
The Standard Bank of South Africa Limited	$10,000,000	0.772201%
TOTAL COMMITMENTS	$1,295,000,000	100.000000%

PART II. Initial Issuing Bank	L/C Subcommitment Amount
Citibank, N.A.	$ 150,000,000
Wells Fargo Bank, National Association	$ 125,000,000
Crédit Agricole Corporate and Investment Bank	$ 50,000,000
DNB Bank ASA, New York Branch	$ 100,000,000